Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended December 31		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$130,736	$112,274	$18,462	16.4%
Interest expense	37,261	31,624	5,637	17.8%

Net Interest Income	93,475	80,650	12,825	15.9%
Provision for loan losses	1,052	2,190	(1,138)	-52.0%
Investment securities gains	3,199	5,825	(2,626)	-45.1%
Other income	32,243	27,450	4,793	17.5%
Other expenses	70,743	60,679	10,064	16.6%

Income Before Income Taxes	57,122	51,056	6,066	11.9%
Income taxes	17,035	15,363	1,672	10.9%

Net Income	$40,087	$35,693	$4,394	12.3%

Fully taxable equivalent (FTE) net interest income	$95,599	$83,056	$12,543	15.1%

PER-SHARE DATA:
Net income:
Basic	$0.33	$0.31	$0.02	6.5%
Diluted	0.33	0.31	0.02	6.5%

Cash dividends	0.165	0.152	0.013	8.6%

ENDING BALANCES:
Total assets	$11,126,164	$9,767,288	$1,358,876	13.9%
Loans, net of unearned income	7,583,982	6,159,994	1,423,988	23.1%
Deposits	7,895,488	6,751,783	1,143,705	16.9%
Short-term borrowings	1,162,524	1,396,711	(234,187)	-16.8%
Long-term debt	684,253	568,730	115,523	20.3%
Shareholders’ equity	1,242,290	946,936	295,354	31.2%

AVERAGE BALANCES:
Total assets	$10,542,258	$9,472,010	$1,070,248	11.3%
Loans, net of unearned income	7,304,717	5,935,683	1,369,034	23.1%
Deposits	7,508,299	6,814,421	693,878	10.2%
Short-term borrowings	1,117,620	1,046,485	71,135	6.8%
Long-term debt	668,239	588,125	80,114	13.6%
Shareholders’ equity	1,119,427	924,348	195,079	21.1%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Year Ended December 31		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$493,643	$435,531	$58,112	13.3%
Interest expense	135,994	131,094	4,900	3.7%

Net Interest Income	357,649	304,437	53,212	17.5%
Provision for loan losses	4,717	9,705	(4,988)	-51.4%
Investment securities gains	17,712	19,853	(2,141)	-10.8%
Other income	122,343	117,134	5,209	4.4%
Other expenses	274,806	234,176	40,630	17.4%

Income Before Income Taxes	218,181	197,543	20,638	10.4%
Income taxes	65,264	59,363	5,901	9.9%

Net Income	$152,917	$138,180	$14,737	10.7%

Fully taxable equivalent (FTE) net interest income	$366,825	$314,135	$52,690	16.8%

PER-SHARE DATA:
Net income:
Basic	$1.28	$1.23	$0.05	4.1%
Diluted	1.27	1.22	0.05	4.1%

Cash dividends	0.647	0.593	0.054	9.1%

AVERAGE BALANCES:
Total assets	$10,343,328	$8,802,138	$1,541,190	17.5%
Loans, net of unearned income	6,901,452	5,589,663	1,311,789	23.5%
Deposits	7,285,134	6,505,371	779,763	12.0%
Short-term borrowings	1,238,073	738,527	499,546	67.6%
Long-term debt	637,654	566,437	71,217	12.6%
Shareholders’ equity	1,068,464	894,469	173,995	19.5%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	December 31 2004	September 30 2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$130,736	$126,947	$3,789	3.0%
Interest expense	37,261	34,446	2,815	8.2%

Net Interest Income	93,475	92,501	974	1.1%
Provision for loan losses	1,052	1,125	(73)	-6.5%
Investment securities gains	3,199	3,336	(137)	-4.1%
Other income	32,243	32,011	232	0.7%
Other expenses	70,743	70,688	55	0.1%

Income Before Income Taxes	57,122	56,035	1,087	1.9%
Income taxes	17,035	16,915	120	0.7%

Net Income	$40,087	$39,120	$967	2.5%

Fully taxable equivalent (FTE) net interest income	$95,599	$94,876	$723	0.8%

PER-SHARE DATA:
Net income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.32	0.01	3.1%

Cash dividends	0.165	0.165	—	0.0%

ENDING BALANCES:
Total assets	$11,126,164	$10,568,816	$557,348	5.3%
Loans, net of unearned income	7,583,982	7,213,162	370,820	5.1%
Deposits	7,895,488	7,460,070	435,418	5.8%
Short-term borrowings	1,162,524	1,188,464	(25,940)	-2.2%
Long-term debt	684,253	666,781	17,472	2.6%
Shareholders’ equity	1,242,290	1,128,023	114,267	10.1%

AVERAGE BALANCES:
Total assets	$10,542,258	$10,546,594	$(4,336)	0.0%
Loans, net of unearned income	7,304,717	7,159,211	145,506	2.0%
Deposits	7,508,299	7,461,511	46,788	0.6%
Short-term borrowings	1,117,620	1,208,379	(90,759)	-7.5%
Long-term debt	668,239	654,969	13,270	2.0%
Shareholders’ equity	1,119,427	1,102,184	17,243	1.6%

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	December 31		Variance
	2004	2003	$	%
		(in thousands)
ASSETS

Cash and due from banks	$278,065	$300,966	$(22,901)	-7.6%
Interest-bearing deposits	163,560	37,320	126,240	338.3%
Investment securities	2,451,267	2,927,150	(475,883)	-16.3%
Loans, net of allowance	7,494,355	6,082,294	1,412,061	23.2%
Premises and equipment	143,944	120,777	23,167	19.2%
Goodwill and intangible assets	390,254	144,796	245,458	169.5%
Other assets	204,719	153,985	50,734	32.9%

Total Assets	$11,126,164	$9,767,288	$1,358,876	13.9%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$7,895,488	$6,751,783	$1,143,705	16.9%
Short-term borrowings	1,162,524	1,396,711	(234,187)	-16.8%
Long-term debt	684,253	568,730	115,523	20.3%
Other liabilities	141,609	103,128	38,481	37.3%

Total Liabilities	9,883,874	8,820,352	1,063,522	12.1%

Shareholders’ equity	1,242,290	946,936	295,354	31.2%

Total Liabilities and Shareholders’ Equity	$11,126,164	$9,767,288	1,358,876	13.9%

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial, industrial and financial	$1,946,906	$1,594,451	$352,455	22.1%
Commercial - agricultural	326,176	354,517	(28,341)	-8.0%
Real estate - construction	626,784	307,109	319,675	104.1%
Real estate - residential mortgage	543,017	434,567	108,450	25.0%
Real estate - commercial mortgage	2,460,724	1,992,650	468,074	23.5%
Real estate - home equity	1,108,249	890,044	218,205	24.5%
Consumer	506,128	516,587	(10,459)	-2.0%
Leasing and other	65,998	70,069	(4,071)	-5.8%

Total Loans, net of unearned income	$7,583,982	$6,159,994	$1,423,988	23.1%

Deposits, by type:
Noninterest-bearing demand	$1,507,799	$1,262,214	$245,585	19.5%
Interest-bearing demand	1,501,476	1,289,946	211,530	16.4%
Savings deposits	1,917,203	1,751,475	165,728	9.5%
Time deposits	2,969,010	2,448,148	520,862	21.3%

Total Deposits	$7,895,488	$6,751,783	$1,143,705	16.9%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended December 31		Variance
	2004	2003	$	%
	(in thousands)
Interest Income:
Loans, including fees	$108,373	$86,581	$21,792	25.2%
Investment securities:
Taxable	17,157	21,814	(4,657)	-21.3%
Tax-exempt	2,073	2,650	(577)	-21.8%
Dividends	1,044	871	173	19.9%
Other interest income	2,089	358	1,731	483.5%

Total Interest Income	130,736	112,274	18,462	16.4%

Interest Expense:
Deposits	24,440	21,718	2,722	12.5%
Short-term borrowings	4,880	2,413	2,467	102.2%
Long-term debt	7,941	7,493	448	6.0%

Total Interest Expense	37,261	31,624	5,637	17.8%

Net Interest Income	93,475	80,650	12,825	15.9%
Provision for Loan Losses	1,052	2,190	(1,138)	-52.0%

Net Interest Income after Provision	92,423	78,460	13,963	17.8%

Other Income:
Investment management & trust services	8,885	8,219	666	8.1%
Service charges on deposit accounts	9,835	9,973	(138)	-1.4%
Other service charges and fees	5,131	4,784	347	7.3%
Mortgage banking income	6,271	3,590	2,681	74.7%
Investment securities gains	3,199	5,825	(2,626)	-45.1%
Other	2,121	884	1,237	139.9%

Total Other Income	35,442	33,275	2,167	6.5%

Other Expenses:
Salaries and employee benefits	41,695	35,289	6,406	18.2%
Net occupancy expense	6,277	5,027	1,250	24.9%
Equipment expense	2,674	2,619	55	2.1%
Data processing	2,828	3,028	(200)	-6.6%
Advertising	1,870	1,450	420	29.0%
Intangible amortization	1,146	718	428	59.6%
Other	14,253	12,548	1,705	13.6%

Total Other Expenses	70,743	60,679	10,064	16.6%

Income Before Income Taxes	57,122	51,056	6,066	11.9%
Income Taxes	17,035	15,363	1,672	10.9%

Net Income	$40,087	$35,693	$4,394	12.3%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.31	$0.02	6.5%
Diluted	0.33	0.31	0.02	6.5%

Cash dividends	$0.165	$0.152	$0.013	8.6%
Book value	9.88	8.33	1.55	18.6%
Tangible book value	6.78	7.06	(0.28)	-4.0%

Weighted average shares (basic)	120,402	113,856	6,546	5.7%
Weighted average shares (diluted)	121,679	114,876	6,803	5.9%
Shares outstanding, end of period	125,720	113,667	12,053	10.6%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.51%	1.50%
Return on average equity	14.25%	15.32%
Return on average equity (tangible)	19.42%	18.10%
Net interest margin	3.92%	3.74%
Efficiency ratio	54.4%	54.3%
Average equity to average assets	10.6%	9.8%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended December 31
		2004			2003
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
			(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$7,304,717	$108,373	5.90%	$5,935,683	$86,581	5.79%
Taxable investment securities	1,909,616	17,157	3.57%	2,455,589	21,814	3.52%
Tax-exempt investment securities	246,531	2,073	3.35%	284,705	2,650	3.69%
Equity securities	128,147	1,044	3.24%	128,660	871	2.69%

Total Investment Securities	2,284,294	20,274	3.53%	2,868,954	25,335	3.50%

Short-term investments	123,028	2,089	6.76%	41,672	358	3.41%

Total Interest-earning Assets	9,712,039	130,736	5.36%	8,846,309	112,274	5.04%

Noninterest-earning assets:
Cash and due from banks	305,044			280,959
Premises and equipment	132,603			121,659
Other assets	479,776			301,736
Less: Allowance for loan losses	(87,204)			(78,653)

Total Assets	$10,542,258			$9,472,010

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,428,307	$2,349	0.65%	$1,281,107	$1,466	0.45%
Savings deposits	1,899,260	3,813	0.80%	1,775,817	2,680	0.60%
Time deposits	2,734,507	18,278	2.66%	2,488,880	17,572	2.80%

Total Interest-bearing Deposits	6,062,074	24,440	1.60%	5,545,804	21,718	1.55%

Short-term borrowings	1,117,620	4,880	1.74%	1,046,485	2,413	0.91%
Long-term debt	668,239	7,941	4.73%	588,125	7,493	5.05%

Total Interest-bearing Liabilities	7,847,933	37,261	1.89%	7,180,414	31,624	1.75%

Noninterest-bearing liabilities:
Demand deposits	1,446,225			1,268,617
Other	128,673			98,631

Total Liabilities	9,422,831			8,547,662

Shareholders’ equity	1,119,427			924,348

Total Liabilities and Shareholders’ Equity	$10,542,258			$9,472,010

Net interest income		$93,475			$80,650

Net interest margin (FTE)			3.92%			3.74%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Year Ended December 31		Variance
	2004	2003	$	%
		(in thousands)
Interest Income:
Loans, including fees	$396,731	$341,393	$55,338	16.2%
Investment securities:
Taxable	76,792	77,450	(658)	-0.8%
Tax-exempt	9,553	10,436	(883)	-8.5%
Dividends	4,023	4,076	(53)	-1.3%
Other interest income	6,544	2,176	4,368	200.7%

Total Interest Income	493,643	435,531	58,112	13.3%

Interest Expense:
Deposits	89,779	94,198	(4,419)	-4.7%
Short-term borrowings	15,182	7,373	7,809	105.9%
Long-term debt	31,033	29,523	1,510	5.1%

Total Interest Expense	135,994	131,094	4,900	3.7%

Net Interest Income	357,649	304,437	53,212	17.5%
Provision for Loan Losses	4,717	9,705	(4,988)	-51.4%

Net Interest Income after Provision	352,932	294,732	58,200	19.7%

Other Income:
Investment management & trust services	34,817	33,898	919	2.7%
Service charges on deposit accounts	39,451	38,500	951	2.5%
Other service charges and fees	20,494	18,860	1,634	8.7%
Mortgage banking income	20,836	21,482	(646)	-3.0%
Investment securities gains	17,712	19,853	(2,141)	-10.8%
Other	6,745	4,394	2,351	53.5%

Total Other Income	140,055	136,987	3,068	2.2%

Other Expenses:
Salaries and employee benefits	163,317	138,619	24,698	17.8%
Net occupancy expense	23,813	19,896	3,917	19.7%
Equipment expense	10,769	10,505	264	2.5%
Data processing	11,430	11,532	(102)	-0.9%
Advertising	6,943	6,039	904	15.0%
Intangible amortization	4,726	2,059	2,667	129.5%
Other	53,808	45,526	8,282	18.2%

Total Other Expenses	274,806	234,176	40,630	17.4%

Income Before Income Taxes	218,181	197,543	20,638	10.4%
Income Taxes	65,264	59,363	5,901	9.9%

Net Income	$152,917	$138,180	$14,737	10.7%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$1.28	$1.23	$0.05	4.1%
Diluted	1.27	1.22	0.05	4.1%

Cash dividends	$0.647	$0.593	$0.054	9.1%
Book value	9.88	8.33	1.55	18.6%
Tangible book value	6.78	7.06	(0.28)	-4.0%

Weighted average shares (basic)	119,435	112,268	7,167	6.4%
Weighted average shares (diluted)	120,641	113,135	7,506	6.6%
Shares outstanding, end of period	125,720	113,667	12,053	10.6%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.48%	1.57%
Return on average equity	14.31%	15.45%
Return on average equity (tangible)	18.64%	17.42%
Net interest margin	3.83%	3.82%
Efficiency ratio	55.2%	53.8%
Average equity to average assets	10.3%	10.2%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Year Ended December 31
	2004			2003
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$6,901,452	$396,731	5.75%	$5,589,663	$341,393	6.11%
Taxable investment securities	2,161,195	76,792	3.55%	2,170,889	77,450	3.57%
Tax-exempt investment securities	264,578	9,553	3.61%	266,426	10,436	3.92%
Equity securities	133,870	4,023	3.01%	129,584	4,076	3.15%

Total Investment Securities	2,559,643	90,368	3.53%	2,566,899	91,962	3.58%

Short-term investments	97,759	6,544	6.69%	47,122	2,176	4.62%

Total Interest-earning Assets	9,558,854	493,643	5.16%	8,203,684	435,531	5.31%

Noninterest-earning assets:
Cash and due from banks	316,170			279,980
Premises and equipment	128,902			123,172
Other assets	424,385			270,611
Less: Allowance for loan losses	(84,983)			(75,309)

Total Assets	$10,343,328			$8,802,138

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,364,953	$7,201	0.53%	$1,158,333	$6,011	0.52%
Savings deposits	1,846,503	11,928	0.65%	1,655,325	10,770	0.65%
Time deposits	2,693,414	70,650	2.62%	2,496,234	77,417	3.10%

Total Interest-bearing Deposits	5,904,870	89,779	1.52%	5,309,892	94,198	1.77%

Short-term borrowings	1,238,073	15,182	1.23%	738,527	7,373	1.00%
Long-term debt	637,654	31,033	4.87%	566,437	29,523	5.21%

Total Interest-bearing Liabilities	7,780,597	135,994	1.75%	6,614,856	131,094	1.98%

Noninterest-bearing liabilities:
Demand deposits	1,380,264			1,195,479
Other	114,003			97,334

Total Liabilities	9,274,864			7,907,669

Shareholders’ equity	1,068,464			894,469

Total Liabilities and Shareholders’ Equity	$10,343,328			$8,802,138

Net interest income		$357,649			$304,437

Net interest margin (FTE)			3.83%			3.82%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	December 31 2004	September 30 2004	$	%
	(in thousands)
ASSETS
Cash and due from banks	$278,065	$305,695	$(27,630)	-9.0%
Interest-bearing deposits	163,560	163,018	542	0.3%
Investment securities	2,451,267	2,343,686	107,581	4.6%
Loans, net of allowance	7,494,355	7,126,335	368,020	5.2%
Premises and equipment	143,944	130,874	13,070	10.0%
Goodwill and intangible assets	390,254	280,128	110,126	39.3%
Other assets	204,719	219,080	(14,361)	-6.6%

Total Assets	$11,126,164	$10,568,816	$557,348	5.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$7,895,488	7,460,070	435,418	5.8%
Short-term borrowings	1,162,524	1,188,464	(25,940)	-2.2%
Long-term debt	684,253	666,781	17,472	2.6%
Other liabilities	141,609	125,478	16,131	12.9%

Total Liabilities	9,883,874	9,440,793	443,081	4.7%

Shareholders’ Equity	1,242,290	1,128,023	114,267	10.1%

Total Liabilities and Shareholders’ Equity	$11,126,164	$10,568,816	$557,348	5.3%

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial, industrial and financial	$1,946,906	$1,848,058	$98,848	5.3%
Commercial - agricultural	326,176	316,323	9,853	3.1%
Real estate - construction	626,784	580,323	46,461	8.0%
Real estate - residential mortgage	543,017	528,421	14,596	2.8%
Real estate - commercial mortgage	2,460,724	2,284,755	175,969	7.7%
Real estate - home equity	1,108,249	1,053,333	54,916	5.2%
Consumer	506,128	529,413	(23,285)	-4.4%
Leasing and other	65,998	72,536	(6,538)	-9.0%

Total Loans, net of unearned income	$7,583,982	$7,213,162	$370,820	5.1%

Deposits, by type:
Noninterest-bearing demand	$1,507,799	$1,427,008	$80,791	5.7%
Interest-bearing demand	1,501,476	1,391,071	110,405	7.9%
Savings deposits	1,917,203	1,889,543	27,660	1.5%
Time deposits	2,969,010	2,752,448	216,562	7.9%

Total Deposits	$7,895,488	$7,460,070	$435,418	5.8%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	December 31 2004	September 30 2004	$	%
	(in thousands)
Interest Income:
Loans, including fees	$108,373	$103,033	$5,340	5.2%
Investment securities:
Taxable	17,157	18,247	(1,090)	-6.0%
Tax-exempt	2,073	2,407	(334)	-13.9%
Dividends	1,044	1,035	9	0.9%
Other interest income	2,089	2,225	(136)	-6.1%

Total Interest Income	130,736	126,947	3,789	3.0%

Interest Expense:
Deposits	24,440	22,644	1,796	7.9%
Short-term borrowings	4,880	3,840	1,040	27.1%
Long-term debt	7,941	7,962	(21)	-0.3%

Total Interest Expense	37,261	34,446	2,815	8.2%

Net Interest Income	93,475	92,501	974	1.1%
Provision for Loan Losses	1,052	1,125	(73)	-6.5%

Net Interest Income after Provision	92,423	91,376	1,047	1.1%

Other Income:
Investment management & trust services	8,885	8,650	235	2.7%
Service charges on deposit accounts	9,835	10,182	(347)	-3.4%
Other service charges and fees	5,131	5,367	(236)	-4.4%
Mortgage banking income	6,271	6,092	179	2.9%
Investment securities gains	3,199	3,336	(137)	-4.1%
Other	2,121	1,720	401	23.3%

Total Other Income	35,442	35,347	95	0.3%

Other Expenses:
Salaries and employee benefits	41,695	42,464	(769)	-1.8%
Net occupancy expense	6,277	6,159	118	1.9%
Equipment expense	2,674	2,705	(31)	-1.1%
Data processing	2,828	2,915	(87)	-3.0%
Advertising	1,870	1,631	239	14.7%
Intangible amortization	1,146	1,233	(87)	-7.1%
Other	14,253	13,581	672	4.9%

Total Other Expenses	70,743	70,688	55	0.1%

Income Before Income Taxes	57,122	56,035	1,087	1.9%
Income Taxes	17,035	16,915	120	0.7%

Net Income	$40,087	$39,120	$967	2.5%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.32	0.01	3.1%

Cash dividends	$0.165	$0.165	$—	0.0%
Book value	9.88	9.32	0.56	6.0%
Tangible book value	6.78	6.85	(0.07)	-1.0%

Weighted average shares (basic)	120,402	121,496	(1,094)	-0.9%
Weighted average shares (diluted)	121,679	122,712	(1,033)	-0.8%
Shares outstanding, end of period	125,720	121,003	4,717	3.9%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.51%	1.48%
Return on average equity	14.25%	14.12%
Return on average equity (tangible)	19.42%	19.37%
Net interest margin	3.92%	3.88%
Efficiency ratio	54.4%	54.7%
Average equity to average assets	10.6%	10.5%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	December 31, 2004			September 30, 2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$7,304,717	$108,373	5.90%	$7,159,211	$103,033	5.73%
Taxable investment securities	1,909,616	17,157	3.57%	2,037,040	18,247	3.56%
Tax-exempt investment securities	246,531	2,073	3.35%	262,962	2,407	3.64%
Equity securities	128,147	1,044	3.24%	138,264	1,035	2.98%

Total Investment Securities	2,284,294	20,274	3.53%	2,438,266	21,689	3.54%

Short-term investments	123,028	2,089	6.76%	126,089	2,225	7.02%

Total Interest-earning Assets	9,712,039	130,736	5.36%	9,723,566	126,947	5.19%

Noninterest-earning assets:
Cash and due from banks	305,044			326,204
Premises and equipment	132,603			130,776
Other assets	479,776			453,196
Less: Allowance for loan losses	(87,204)			(87,148)

Total Assets	$10,542,258			$10,546,594

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,428,307	$2,349	0.65%	$1,399,005	$1,863	0.53%
Savings deposits	1,899,260	3,813	0.80%	1,868,650	2,972	0.63%
Time deposits	2,734,507	18,278	2.66%	2,764,597	17,809	2.56%

Total Interest-bearing Deposits	6,062,074	24,440	1.60%	6,032,252	22,644	1.49%

Short-term borrowings	1,117,620	4,880	1.74%	1,208,379	3,840	1.26%
Long-term debt	668,239	7,941	4.73%	654,969	7,962	4.84%

Total Interest-bearing Liabilities	7,847,933	37,261	1.89%	7,895,600	34,446	1.74%

Noninterest-bearing liabilities:
Demand deposits	1,446,225			1,429,259
Other	128,673			119,551

Total Liabilities	9,422,831			9,444,410

Shareholders’ equity	1,119,427			1,102,184

Total Liabilities and Shareholders’ Equity	$10,542,258			$10,546,594

Net interest income		$93,475			$92,501

Net interest margin (FTE)			3.92%			3.88%

(1)	Yields on tax-exempt securities are not fully taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

	Quarter Ended December 31		Year Ended December 31
	2004	2003	2004	2003
	(in thousands)
Gross charge-offs	$2,588	$3,463	$8,877	$13,228
Recoveries	882	1,117	4,520	3,829

Net Charge-offs	$1,706	$2,346	$4,357	$9,399

Net charge-offs to average loans	0.09%	0.16%	0.06%	0.17%

Non-accrual loans	$22,574	$22,422
Accruing loans 90+ days overdue	8,318	9,609
Other real estate owned	2,209	585

Total Non-Performing Assets	$33,101	$32,616

Non-accrual loans to total loans	0.30%	0.37%
Non-performing assets to total loans and OREO	0.44%	0.54%
Non-performing assets to total assets	0.30%	0.33%
Allowance to loans	1.18%	1.26%

	Quarter Ended
	December 31 2004	September 30 2004
	(in thousands)
Gross charge-offs	$2,588	$2,056
Recoveries	882	1,019

Net Charge-offs	$1,706	$1,037

Net charge-offs to average loans	0.09%	0.06%

Non-accrual Loans	$22,574	$23,422
Accruing loans 90+ days overdue	8,318	10,962
Other real estate owned	2,209	1,325

Total Non-Performing Assets	$33,101	$35,709

Non-accrual loans to total loans	0.30%	0.32%
Non-performing assets to total loans and OREO	0.44%	0.49%
Non-performing assets to total assets	0.30%	0.34%
Allowance to loans	1.18%	1.20%

FULTON FINANCIAL CORPORATION

CONSOLIDATING ENDING BALANCE SHEET (UNAUDITED)

DECEMBER 31, 2004

	FULTON FINANCIAL CORP (1)	FIRST WASHINGTON STATE BANK	FULTON FINANCIAL CORPORATION, AS REPORTED
ASSETS

Cash and due from banks	$263,247	$14,818	$278,065
Other earning assets	145,842	17,718	163,560
Investment securities	2,243,942	207,325	2,451,267
Loans, net of allowance	7,253,400	240,955	7,494,355
Premises and equipment	134,800	9,144	143,944
Goodwill and intangible assets	298,037	92,217	390,254
Other assets	202,756	1,963	204,719

Total Assets	$10,542,024	$584,140	$11,126,164

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$7,469,050	$426,438	$7,895,488
Short-term borrowings	1,145,964	16,560	1,162,524
Long-term debt	670,753	13,500	684,253
Other liabilities	139,190	2,419	141,609

Total Liabilities	9,424,957	458,917	9,883,874

Shareholders’ equity	1,117,067	125,223	1,242,290

Total Liabilities and Shareholders’ Equity	$10,542,024	$584,140	$11,126,164

(1)	Excluding First Washington State Bank.

NOTE: The unaudited consolidating ending balance sheet presented above shows the increases in Fulton Financial Corporation’s balances resulting from the December 31, 2004 acquisition of First Washington State Bank. The First Washington State Bank amounts include preliminary allocations of the purchase price.